EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney



       KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ George S. Abrams
                                             ---------------------
                                                 George S. Abrams

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ David R. Andelman
                                             ----------------------
                                                 David R. Andelman

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Joseph A. Califano, Jr.
                                             ---------------------------
                                                 Joseph A. Califano, Jr.

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ William S. Cohen
                                             --------------------
                                                 William S. Cohen

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Phillipe P. Dauman
                                             ----------------------
                                                 Phillipe P. Dauman

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Alan C. Greenberg
                                             ---------------------
                                                 Alan C. Greenberg

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Charles E. Phillips, Jr.
                                             ----------------------------
                                                 Charles E. Phillips, Jr.

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Shari Redstone
                                             ------------------
                                                 Shari Redstone

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Frederic V. Salerno
                                             -----------------------
                                                 Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ William Schwartz
                                             --------------------
                                                 William Schwartz

                                   VIACOM INC.

                                Power of Attorney



KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a post-effective amendment to registration statement number 333-55346 and any and all amendments and subsequent post-effective amendments to such registration statement on Form S-8, to be filed with the Securities and Exchange Commission, and any and all instruments and documents filed as a part of or in connection with such amendments to such registration statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, I have hereunto signed my name this second day of December, 2005.


                                             /s/ Robert D. Walter
                                             --------------------
                                                 Robert D. Walter